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                                                                    Exhibit 99.2

     FOURTH SUPPLEMENTAL INDENTURE ("Fourth Supplemental Indenture"), dated as of October 1, 2003, among Phibro Animal Health Corporation, a New York corporation (f/k/a Philipp Brothers Chemicals, Inc.) (the "Company"), each of the Guarantors named herein (including each Guarantor whose guarantee is confirmed by, or becomes effective pursuant to, this Fourth Supplemental Indenture), as guarantors, and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, as Trustee (the "Trustee"). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Indenture (as defined herein).

     WHEREAS, pursuant to a certain Indenture, dated as of June 11, 1998, among the Company, the Guarantors named therein and the Trustee (the "Original Indenture"), the Company issued its 9 7/8% Senior Subordinated Notes due 2008, Series A and Series B (the "Notes"); and

     WHEREAS, the Original Indenture was amended by a certain First Supplemental Indenture, dated as of January 15, 1999, among the Company, the Guarantors named therein and the Trustee (the "First Supplemental Indenture"), in order to, among other things, effect the exchange of the Exchange Notes in replacement of the Initial Notes; and

     WHEREAS, the Original Indenture was further amended by a certain Second Supplemental Indenture, dated as of March 19, 2003, among the Company, the Guarantors named therein and the Trustee (the "Second Supplemental Indenture"), in order to, among other things, effect certain amendments relating to two Subsidiaries of the Company, Odda Holdings SA and Odda Smeltaverk SA; and

     WHEREAS, the Original Indenture was further amended by a certain Third Supplemental Indenture, dated as of March 19, 2003, among the Company, the Guarantors named therein and the Trustee (the "Third Supplemental Indenture"; the Original Indenture, as amended by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, and as otherwise in effect on the date hereof, the "Indenture") in order, among other things, to reflect each of Phibro Animal Health Holdings, Inc., a Delaware corporation, and Phibro Animal Health U.S., Inc., a Delaware corporation, as a Guarantor under the Indenture and the Notes; and

     WHEREAS, in accordance with the Indenture, the Company has obtained the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes to certain amendments (the "Amendments") to the Indenture as set forth in this Fourth Supplemental Indenture;

     WHEREAS, pursuant to Sections 9.02 and 12.16 of the Indenture, the Company and the Guarantors, when authorized by resolution of their respective Boards of Directors, and the Trustee, together, with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, are authorized to amend or supplement the Indenture as set forth in this Fourth Supplemental Indenture;

     WHEREAS, the Company, each of the Guarantors and the Trustee desire and have agreed to execute and deliver this Fourth Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties.

     NOW, THEREFORE, for and in consideration of the premises contained herein, it is mutually covenanted and agreed for the benefit of all Holders of the Notes as follows:

     Section 1. The Indenture is hereby amended as set forth below in this
     Section 1:

     a. Section 1.01. Section 1.01 (Definitions) of the Indenture is hereby amended by deleting the following definitions set forth therein in entirety and replacing them with the following definitions:

          "Asset Sale" means (i) any sale, lease, conveyance or other disposition by the Company or any Restricted Subsidiary of any assets (including by way of a sale and leaseback) other than in the ordinary course of business or (ii) the issuance or sale of Capital Stock of any Restricted Subsidiary, in the case of each of (i) and (ii), whether in a single transaction or a series of related transactions, to any Person (other than to the Company or a Restricted Subsidiary and other than directors' qualifying shares) for Net Proceeds in excess of $250,000. The
     (i) disposition of property of the Company or any of its Restricted Subsidiaries that, in the reasonable judgment of the Company, is no longer useful in the conduct of the business of the Company and its Restricted Subsidiaries, (ii) a Permitted Investment in a Permitted Joint Venture of the Company, (iii) the MRT Sale and (iv) the PMC Sale Transactions shall not constitute an Asset Sale.

          "Designated Senior Debt" means (i) the Indebtedness under the Credit Facility, (ii) the US Notes, the Dutch Notes and the related Guarantees, and (iii) any other Senior Debt permitted to be incurred under this Indenture the principal amount of which is $15.0 million or more (including to a syndicate of lenders or an agent thereof) at the time of the designation of such Senior Debt as "Designated Senior Debt" by the Company in a written instrument delivered to the Trustee.

          "Permitted Liens" means (i) Liens on assets or property of the Company that secure Senior Debt and Liens on assets or property of a Guarantor that secure Senior Debt; (ii) Liens securing Indebtedness of a Person existing at the time that such Person is merged into or consolidated with the Company or a Restricted Subsidiary; provided, however, that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of such Person; (iii) Liens on property acquired by the Company or a Restricted Subsidiary; provided, however, that such Liens were in existence prior to the contemplation of such acquisition and do not extend to any property other than that of the Person merged into or consolidated with the Company or such Restricted Subsidiary; (iv) Liens in respect of Interest Rate Agreement Obligations and Currency Agreement Obligations permitted under this Indenture;(v) Liens in favor of the Company or any Restricted Subsidiary; (vi)

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     Liens existing or created on the Issue Date; (vii) Liens securing the Notes or the Guarantees; (viii) Liens to secure Attributable Debt that is permitted to be incurred pursuant to Section 4.23; (ix) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Restricted Subsidiaries; (x) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (xii) Liens to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Company or any of its Restricted Subsidiaries, including the performance of statutory obligations, surety or appeal bonds or performance bonds, or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's or other like Liens, in any case incurred in the ordinary course of business and rights to offset and set off; (xiii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (xiv) Liens securing Indebtedness incurred to amend, modify, renew, refund, replace or refinance Indebtedness that has been secured by a Lien permitted under this Indenture, provided that (a) any such Lien not extend to or cover any assets or property not securing the Indebtedness so refinanced and (b)the Refinancing Indebtedness secured by such Lien shall have been permitted to be incurred under this Indenture; (xv) Liens on assets of Foreign Subsidiaries securing Indebtedness permitted by this Indenture and (xvi) Liens arising in connection with the placement by the Company or any Restricted Subsidiary of the Company, as the case may be, of a reasonable amount of cash (as determined in good faith by such Person's board of directors) in escrow against any obligations permitted by Section 4.12(b)(xvi).

     b. Section 1.01. Section 1.01 of the Indenture is hereby amended by adding the definitions to Section 1.01 in the corresponding alphabetical order:

        "Dutch Notes" means Senior Secured Notes due 2007 of Philipp Brothers Netherlands III BV (the "Dutch Issuer").

        "MRT Sale" means the sale of payment of transaction expenses of approximately $14 million in cash, subject to certain escrow arrangements and post-closing adjustments.

        "Palladium Preferred Stock" means the Series B Redeemable Participating Preferred Stock and the Series C Redeemable Participating Preferred Stock of the Company owned by Palladium Equity Partners II, LP and certain of its affiliates.

        "PMC Sale Transactions" the following transactions and payments, including payments required pursuant to the documents evidencing such transactions: (i) the transfer of ownership to the Palladium Investors of The Prince Manufacturing Company ("PMC") (which would be valued at approximately $21 million); (ii) the reduction of the preferred stock of the Palladium Investors to $15.2 million (as of September 30, 2003); (iii) the termination of any obligation of the Company or any Restricted Subsidiary of the Company in respect of the $2.25 million annual management advisory fee (subject to reinstatement if these transactions are not consummated on or before December 31, 2003); (iv) a separate cash payment to the Palladium Investors of $10 million; (v) payments by PMC to the Company for central support services for the next three years of $1 million, $0.5 million and $0.2 million, respectively; (vi) supply arrangements between the Company and PMC with respect to manganous oxide and red iron oxide; (vii) customary representations, warranties and indemnities by the Company, and provisions for closing working capital balance adjustments, settlement of intercompany accounts owed to PMC, a closing fee payable to Palladium and the agreement of the Company to pay or reimburse the Palladium Investors for their reasonable out-of-pocket expenses; and (viii) the establishment by the Company of a $1 million escrow or other credit support for two years to secure its net working capital and foregoing indemnification obligations, and indemnification of the Palladium Investors, payable after the maturity of the Notes, for a portion, at the rate of $0.65 for every dollar, of the amount they receive in respect of the disposition of PMC less than $21 million, up to a maximum payment by the Company of $4 million. The economic terms set forth above are subject to the terms upon which intercompany accounts would be settled, the amount of minimum working capital of PMC to be agreed upon and the amount of the closing fee payable to the Palladium Investors.

              "US Notes" means Senior Secured Notes due 2007 of the Company.

     c. Section 4.10. Section 4.10 (Limitation on Restricted Payments) of the Indenture is hereby amended by inserting the following clauses (ix) and (x) in Section 4.10(b):

              "(ix) the PMC Sale Transactions; and

              (x) the designation of MRT Holdings, LLC, MRT, Prince MFG, LLC and PMC as Unrestricted Subsidiaries."

     d. Section 4.10. Section 4.10 of the Indenture is hereby amended by deleting Section 4.10(c) in entirety and replacing it with the following:
     "(c) For purposes of Section 4.10(a)(iii), the Permitted Payments referred to in clauses (i) and (v) above shall be included in the aggregate amount of Restricted Payments made since the Issue Date, and any other Permitted Payments described above shall be excluded."

     e. Section 4.11. Section 4.11 (Limitation on Transactions with Affiliates) of the Indenture is hereby amended by deleting "and" before "(v)" and inserting the following additional provision in Section 4.11(b):

              "and (vi)  the PMC Sale Transactions".

     f. Section 4.12. Section 4.12 (Limitation on Incurrence of Indebtedness) of the Indenture is hereby amended by deleting Section 4.12(b)(xiv) in entirety and replacing it with the following:

              "(xiv) Indebtedness of the Company or any Restricted Subsidiary in addition to that described in clauses (i) through (xiii) above and clauses (xv) and (xvi) below, and any amendments, modifications, renewals, refundings, replacements or refinancings of such Indebtedness, so long as the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (xiv) does not exceed $5.0 million at any one time outstanding."

     g. Section 4.12. Section 4.12 of the Indenture is hereby amended by deleting "and" after "(;)" in clause (xiii) and inserting the following clauses
(xv) and (xvi) in Section 4.12(b):

              "(xv) $105 million aggregate principal amount of the US Notes and Dutch Notes and the related Guarantees; and

              (xvi) Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for the guarantee, indemnification, adjustment of purchase or sales price or similar obligations, in each case, incurred in connection with the disposition or exchange of any business, assets or Subsidiary or consideration therefor, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided that the maximum aggregate liability in respect of such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Restricted Subsidiaries in connection with such disposition."

     h. Section 4.13. Section 4.13 (Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries) of the Indenture is hereby amended by replacing "and" with "," before "(i)" and inserting the following:

              "and (j) the US Notes and Dutch Notes, the indenture governing such US Notes and Dutch Notes, the related Guarantees and security and collateral agreements."

     i. Section 4.14. Section 4.14 (Limitation on Designation of Unrestricted Subsidiaries) of the Indenture is hereby amended by inserting the following:

              "(d) Notwithstanding the foregoing, the designation of MRT Holdings, LLC, Prince MFG, LLC and PMC as Unrestricted Subsidiaries shall be permitted without complying with Section 4.14(a); provided, that MRT Holdings, LLC, Prince MFG, LLC and PMC shall be deemed to be redesignated as Restricted Subsidiaries on January 1, 2004 if the PMC

              Sale Transactions shall not have been consummated on or prior to such date."

     j. Section 4.20. Section 4.20 (Limitation on Guarantees of Indebtedness by Subsidiaries) of the Indenture is hereby amended by inserting the following:

              "Notwithstanding the foregoing, Restricted Subsidiaries of the Company may guarantee the US Notes and the Dutch Notes without complying with this Section 4.20."

     k. Section 12.04. Section 12.04 (Release of a Guarantor) of the Indenture is hereby amended deleting Section 12.04(a) in entirety and replacing it with the following:

              "(a) So long as no Event of Default shall have occurred and be continuing upon (i) the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all of the assets of any such Guarantor or 50% or more of the Capital Stock of any such Guarantor) to an entity which is not a Subsidiary of the Company, which transaction is otherwise in compliance with this Indenture or (ii) the designation of any Guarantor as an Unrestricted Subsidiary in compliance with this Indenture, such Guarantor shall be deemed released from all its obligations under its Guarantee of the Notes and under this Indenture; provided, however, that any such termination shall occur only to the extent that all obligations of such Guarantor under all its Guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of the Company shall also terminate upon such release, sale or transfer. Upon the release of any Guarantor from its Guarantee pursuant to the provisions of the Indenture, each other Guarantor not so released shall remain liable for the full amount of principal of, and interest on, the Notes as and to the extent provided in this Indenture."

     Section 2. The Company and the Guarantors, agree that the Trustee is permitted, and each of them hereby authorizes the Trustee, to place a notation about this Fourth Supplemental Indenture on the Notes in accordance with the provisions of Section 9.05 of the Indenture.

     Section 3. The Trustee accepts this Fourth Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

     Section 4. This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Fourth

Supplemental Indenture forms a part thereof. Except as otherwise expressly provided for in this Fourth Supplemental Indenture, all of the terms and conditions of the Indenture are hereby ratified and shall remain unchanged and continue in full force and effect.

     Section 5. The recitals contained in this Fourth Supplemental Indenture shall be taken as the statements made solely by the Company and the Guarantors, and the Trustee shall have no liability or responsibility for their correctness, and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of (i) the validity or sufficiency of this Fourth Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantors by corporate action or otherwise, (iii) the due execution hereof by the Company and the Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

     Section 6. This Fourth Supplemental Indenture shall become effective upon the execution and delivery hereof by the Company, the Guarantors and the Trustee.

     Section 7. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     Section 8. This Fourth Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                                       7

                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the date first written above.

                                        PHIBRO ANIMAL HEALTH
                                        CORPORATION,
                                        a New York corporation


                                        By:  /s/ Richard G. Johnson
                                            -------------------------------
                                        Name:     Richard G. Johnson
                                        Title:    Chief Financial Officer


                                        C.P. CHEMICALS, INC.,
                                        a New Jersey corporation, as Guarantor


                                        By:  /s/ David C. Storbeck
                                            --------------------------------
                                        Name:     David C. Storbeck
                                        Title:    Chief Financial Officer


                                        PRINCE AGRIPRODUCTS, INC.,
                                        a Delaware corporation, as Guarantor


                                        By:     /s/ David C. Storbeck
                                            --------------------------------
                                        Name:     David C. Storbeck
                                        Title:    Chief Financial Officer


                                        PHIBROCHEM, INC.,
                                        a New Jersey corporation, as Guarantor


                                       By:     /s/ David C. Storbeck
                                            --------------------------------
                                       Name:      David C. Storbeck
                                       Title:     Chief Financial Officer

                                        PHIBRO CHEMICALS, INC.,
                                        a New York corporation, as Guarantor

                                        By:     /s/ David C. Storbeck
                                            --------------------------------
                                        Name:        David C. Storbeck
                                        Title:       Chief Financial Officer


                                        WESTERN MAGNESIUM CORP.,
                                        a California corporation, as Guarantor

                                        By:     /s/ David C. Storbeck
                                            --------------------------------
                                        Name:        David C. Storbeck
                                        Title:       Chief Financial Officer


                                        THE PRINCE MANUFACTURING COMPANY,
                                        an Illinois corporation, as Guarantor


                                        By:     /s/ David C. Storbeck
                                            --------------------------------
                                        Name:        David C. Storbeck
                                        Title:       Chief Financial Officer


                                        PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
                                        a Delaware corporation, as Guarantor

                                        By:     /s/ David C. Storbeck
                                            --------------------------------
                                        Name:        David C. Storbeck
                                        Title:       Chief Financial Officer


                                        PHIBRO ANIMAL HEALTH U.S., INC.,
                                        a Delaware corporation, as Guarantor


                                        By:     /s/ David C. Storbeck
                                            --------------------------------
                                        Name:        David C. Storbeck
                                        Title:       Chief Financial Officer

                                       JPMORGAN CHASE BANK, as Trustee


                                        By:     /s/ James P. Freeman
                                            --------------------------------
                                        Name:        James P. Freeman
                                        Title:       Authorized Officer